Exhibit 10.6

AMENDMENT NUMBER ONE TO

LOAN AND SECURITY AGREEMENT

This Amendment Number One to Loan and Security Agreement (this “Amendment”), dated as of October 15, 2010, is entered into among SPANSION INC., a Delaware corporation (“Parent”), SPANSION LLC, a Delaware limited liability company (“Spansion”) and certain of Spansion’s subsidiaries party hereto (such subsidiaries together with Spansion, individually, a “Borrower” and, collectively, the “Borrowers”), each of the lenders set forth on the signature pages hereof (collectively, the “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent, as Sole Lead Arranger, as Sole Bookrunner, and as agent for the Lenders (in such capacity, “Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, Borrowers, Agent, and the Lenders previously entered into that certain Loan and Security Agreement, dated as of May 10, 2010 (as amended, restated, amended and restated, supplemented, extended or otherwise modified in writing from time to time, the “Agreement”);

WHEREAS, the claims agent appointed pursuant to the Plan of Reorganization is seeking to settle one or more claims (the “Claims”) filed in the Chapter 11 Case against Borrowers and/or one or more of its Affiliates. In connection with such settlement Borrowers may pay up to US$85,000,000 to acquire (i) certain Claims, and/or (ii) the proceeds of such Claims, and/or (iii) the Capital Stock of Parent issued on account of such Claims pursuant to the Plan of Reorganization;

WHEREAS, upon its acquisition of the foregoing, Borrowers will (i) acquire or be issued Capital Stock of Parent in satisfaction of such Claims and (ii) distribute or assign to Parent all Capital Stock of Parent so acquired by Borrowers;

WHEREAS, the foregoing settlement and the steps to be taken as described above in connection with such settlement are herein referred to as the “Settlement Transactions”; and

WHEREAS, Borrowers, Agent, and the Lenders desire to amend, in certain respects, the Agreement, and provide the consent set forth in this Amendment, in order to permit the Settlement Transactions. Accordingly the parties hereto hereby agree as follows:

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Amendments to the Agreement. Agent, the Required Lenders, and Borrowers agree that the Agreement is hereby amended as of the Amendment Number One Effective Date (as defined in Section 3) as follows

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A. The following definitions set forth in Section 1.1 of the Agreement are deleted in their entirety and replaced with the following:

Dominion/Covenant Trigger Event: as of any date of determination, that (a) an Event of Default has occurred as of such date, (b) the sum of Availability plus Qualified Cash is less than $60,000,000 as of such date, or (c) the aggregate outstanding Revolver Loans are in excess of $500,000 and Availability is less than $20,000,000 as of such date.

Reporting Trigger Event: as of any date of determination, that (a) an Event of Default has occurred as of such date, (b) the sum of Availability plus Qualified Cash is less than $80,000,000 as of such date, or (c) the aggregate outstanding Revolver Loans are in excess of $500,000 and Availability is less than $20,000,000 as of such date.

B. The definition of “Eligible Foreign Accounts (Qualified)” set forth in Section 1.1 of the Agreement is amended by deleting the phrase “Equity Interest” on the eighth line thereof and replacing it with “Capital Stock”.

C. Section 10.2.5(a) of the Agreement is hereby deleted and replaced with the following:

(a) additional Investments by Parent or Subsidiaries in any Obligor;

Section 2. Limited Consents.

A. Effective as of the Amendment Number One Effective Date (as defined in Section 3), the Lenders party hereto hereby consent to the Settlement Transactions and agree that the Settlement Transactions may be consummated notwithstanding anything to the contrary in the Loan Documents including, without limitation, any limitations on Investments, Asset Dispositions, Distributions, transactions with Affiliates, or limitations on amendments to or variations from the Plan of Reorganization. Effective as of the Amendment Number One Effective Date, the Lenders party hereto further agree that (i) the Settlement Transactions shall not be subject to any notice requirements or collateral perfection requirements under the Loan Documents and (ii) that the Obligors may enter into an amendment to and consent under the Term Loan Agreement that is comparable to this Amendment.

B. The limited consent set forth above shall be effective for the purposes set forth above and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Agent or Lenders may now have or may have in the future under or in connection with any Loan Document.

Section 3. Conditions Precedent. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof, and this Amendment shall be effective as of the date upon which such

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conditions precedent shall be fully and completely satisfied (such date being the “Amendment Number One Effective Date”):

A. Amendment. A fully executed copy of this Amendment signed by Borrowers and the Required Lenders, and acknowledged by the Guarantors, shall be delivered to Agent.

B. Term Loan Amendment. A fully executed copy of Amendment No.3 and Consent to the Term Loan Agreement.

Section 4. Miscellaneous.

A. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or the Lenders or any closing shall affect the representations and warranties or the right of Agent or the Lenders to rely thereon.

B. Reference to Agreement. The Agreement and each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

C. Agreement Remains in Effect. The Agreement and the other Loan Documents, as amended hereby, remain in full force and effect and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of the effective date of this Amendment.

D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

F. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, the Lenders, and Borrowers and their respective successors and assigns; provided, however, that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

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G. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

H. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

I. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG AGENT, THE LENDERS, AND BORROWERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG AGENT, THE LENDERS, AND BORROWERS.

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IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

“BORROWER”

SPANSION LLC, a Delaware limited liability company

By:	/s/ Randy W. Furr
Name:	Randy W. Furr
Title:	Executive Vice President and Chief Financial Officer

“PARENT”

SPANSION INC., a Delaware corporation

By:	/s/ Randy W. Furr
Name:	Randy W. Furr
Title:	Executive Vice President and Chief Financial Officer

Amendment Number One to Loan and Security Agreement

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and a Lender

By:	/s/ Steven W. Sharp
Name:	Steven W. Sharp
Title:	Vice President

Amendment Number One to Loan and Security Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ Krista Wade
Name:	Krista Wade
Title:	Vice President

Amendment Number One to Loan and Security Agreement

ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTY

Each of the undersigned parties (each, a “Guarantor”), (i) consents to and approves the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of such Guarantor pursuant to the guaranty agreement delivered in connection with the Agreement (the “Guaranty”) by the undersigned and that such obligations would not be limited or diminished in any manner even if such Guarantor had not reaffirmed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of such Guarantor in any other circumstance, (iv) reaffirms each of its obligations under the Guaranty, and (v) agrees that the Guaranty remains in full force and effect and is hereby ratified and confirmed.

“GUARANTORS”

SPANSION INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Randy W. Furr
Name:	Randy W. Furr
Title:	Chief Financial Officer and Treasurer

Acknowledgment and Reaffirmation of Guaranty

SPANSION INC., a Delaware corporation

By:	/s/ Randy W. Furr
Name:	Randy W. Furr
Title:	Executive Vice President and Chie Financial Officer

Acknowledgment and Reaffirmation of Guaranty

CERIUM LABORATORIES, LLC, a Delaware limited liability company

By:	/s/ Randy W. Furr
Name:	Randy W. Furr
Title:	Chief Financial Officer

Acknowledgment and Reaffirmation of Guaranty

SPANSION TECHNOLOGY LLC, a Delaware corporation

By:	/s/ Randy W. Furr
Name:	Randy W. Furr
Title:	Executive Vice President and Chief Financial Officer

Acknowledgment and Reaffirmation of Guaranty